EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   26-Apr-04                                                          30-Apr-04

   Distribution Date:       BMW VEHICLE OWNER TRUST 2003-A             Period #
   25-May-04                -------------------------------                  13

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

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   Balances
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                                                                     Initial        Period End
     Receivables                                                $1,643,640,298     $944,330,586
     Reserve Account                                               $12,327,302      $16,525,785
     Yield Supplement Overcollateralization                         $9,034,825       $5,377,947
     Class A-1 Notes                                              $380,000,000               $0
     Class A-2 Notes                                              $455,000,000     $139,347,166
     Class A-3 Notes                                              $470,000,000     $470,000,000
     Class A-4 Notes                                              $296,913,000     $296,913,000
     Class B Notes                                                 $32,692,000      $32,692,000

   Current Collection Period
   ---------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding                            $991,738,336
     Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                          $25,616,248
          Receipts of Pre-Paid Principal                           $20,870,440
          Liquidation Proceeds                                        $540,877
          Principal Balance Allocable to Gross Charge-offs            $380,184
       Total Receipts of Principal                                 $47,407,750

       Interest Distribution Amount
          Receipts of Interest                                      $4,347,781
          Servicer Advances                                                 $0
          Reimbursement of Previous Servicer Advances                ($112,977)
          Accrued Interest on Purchased Receivables                         $0
          Recoveries                                                  $105,104
          Net Investment Earnings                                       $8,472
       Total Receipts of Interest                                   $4,348,380

       Release from Reserve Account                                         $0

     Total Distribution Amount                                     $51,375,945

     Ending Receivables Outstanding                               $944,330,586

   Servicer Advance Amounts
   ---------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed Previous Servicer Advance          $635,413
     Current Period Servicer Advance                                        $0
     Current Reimbursement of Previous Servicer Advance              ($112,977)
     Ending Period Unreimbursed Previous Servicer Advance             $522,436

   Collection Account
   ---------------------------------------------------------------------------------------------

     Deposits to Collection Account                                $51,375,945
     Withdrawals from Collection Account
       Servicing Fees                                                 $826,449
       Class A Noteholder Interest Distribution                     $1,611,188
       First Priority Principal Distribution                                $0
       Class B Noteholder Interest Distribution                        $79,823
       Regular Principal Distribution                              $47,159,965
       Reserve Account Deposit                                              $0
       Unpaid Trustee Fees                                                  $0
       Excess Funds Released to Depositor                           $1,698,521
     Total Distributions from Collection Account                   $51,375,945



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   Excess Funds Released to the Depositor
   --------------------------------------------------------------------------------------------------------------------
       Release from Reserve Account                                   $829,636
       Release from Collection Account                              $1,698,521
     Total Excess Funds Released to the Depositor                   $2,528,156

   Note Distribution Account
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     Amount Deposited from the Collection Account                  $48,850,976
     Amount Deposited from the Reserve Account                              $0
     Amount Paid to Noteholders                                    $48,850,976

   Distributions
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     Monthly Principal Distributable Amount                    Current Payment  Ending Balance     Per $1,000    Factor
     Class A-1 Notes                                                        $0             $0         $0.00       0.00%
     Class A-2 Notes                                               $47,159,965   $139,347,166       $103.65      30.63%
     Class A-3 Notes                                                        $0   $470,000,000         $0.00     100.00%
     Class A-4 Notes                                                        $0   $296,913,000         $0.00     100.00%
     Class B Notes                                                          $0    $32,692,000         $0.00     100.00%

     Interest Distributable Amount                             Current Payment     Per $1,000
     Class A-1 Notes                                                        $0          $0.00
     Class A-2 Notes                                                  $225,363          $0.50
     Class A-3 Notes                                                  $759,833          $1.62
     Class A-4 Notes                                                  $625,992          $2.11
     Class B Notes                                                     $79,823          $2.44



   Carryover Shortfalls
   --------------------------------------------------------------------------------------------------------------------

                                                                      Prior Period      Current
                                                                        Carryover       Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                 $0             $0            $0
     Class A-2 Interest Carryover Shortfall                                 $0             $0            $0
     Class A-3 Interest Carryover Shortfall                                 $0             $0            $0
     Class A-4 Interest Carryover Shortfall                                 $0             $0            $0
     Class B Interest Carryover Shortfall                                   $0             $0            $0


   Receivables Data
   --------------------------------------------------------------------------------------------------------------------

                                                                  Beginning Period    Ending Period
     Number of Contracts                                                53,491           51,813
     Weighted Average Remaining Term                                     41.04            40.17
     Weighted Average Annual Percentage Rate                             5.27%            5.26%

     Delinquencies Aging Profile End of Period                     Dollar Amount      Percentage
       Current                                                    $859,928,914           91.06%
       1-29 days                                                   $70,316,049            7.45%
       30-59 days                                                  $11,407,574            1.21%
       60-89 days                                                   $1,341,998            0.14%
       90-119 days                                                    $523,336            0.06%
       120-149 days                                                   $812,715            0.09%
       Total                                                      $944,330,586          100.00%
       Delinquent Receivables +30 days past due                    $14,085,623            1.49%


     Write-offs
       Gross Principal Write-Offs for Current Period                  $380,184
       Recoveries for Current Period                                  $105,104
       Net Write-Offs for Current Period                              $275,080

       Cumulative Realized Losses                                   $3,578,727


     Repossessions                                                 Dollar Amount         Units
       Beginning Period Repossessed Receivables Balance             $2,170,592            85
       Ending Period Repossessed Receivables Balance                $2,073,036            85
       Principal Balance of 90+ Day Repossessed Vehicles              $194,067            10



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   Yield Supplement Overcollateralization
   --------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                               $5,625,731
     Beginning Period Amount                                        $5,625,731
     Ending Period Required Amount                                  $5,377,947
     Current Period Release                                           $247,784
     Ending Period Amount                                           $5,377,947
     Next Distribution Date Required Amount                         $5,135,868

   Reserve Account
   --------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                              $17,355,421
     Beginning Period Amount                                       $17,355,421
     Net Investment Earnings                                            $8,472
     Current Period Deposit                                                 $0
     Current Period Release to Collection Account                           $0
     Current Period Release to Depositor                              $829,636
     Ending Period Required Amount                                 $16,525,785
     Ending Period Amount                                          $16,525,785


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